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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 July 16, 2001


    GREENWICH CAPITAL ACCEPTANCE, INC. (as depositor under the Pooling and
       Servicing Agreement, dated as of July 1, 2000, providing for the issuance of the HarborView Mortgage Loan Trust 2000-1 Mortgage
                Loan Pass-Through Certificates, Series 2000-1)


                      Greenwich Capital Acceptance, Inc.
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            (Exact Name of Registrant as Specified in its Charter)



       Delaware                        333-34330              06-1199884
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   (State or Other Jurisdiction       (Commission          (I.R.S. Employer
   of Incorporation)                  File Number)         Identification No.)

   600 Steamboat Road
   Greenwich, Connecticut                                                06830
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   (Address of Principal                                            (ZIP Code)
   Executive Offices)

   Registrant's telephone number, including area code:  (203) 622-2700

                                   No Change
  ---------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events
     ------  ------------

     Amendment No. 1, dated as of July 1, 2001 (the "Amendment"), to the Pooling and Servicing Agreement, dated as of July 1, 2000, by and among Greenwich Capital Acceptance, Inc., as depositor ("GCA"), Greenwich Capital Financial Products, Inc., as seller ("GCFP"), Countrywide Home Loans, Inc. ("CHL") and ABN AMRO Mortgage Group, Inc. ("ABN"), as servicers, and Bankers Trust Company of California, N.A., as trustee (the "Trustee") was entered into by GCA, GCFP, the Trustee, CHL and ABN. A copy of the Amendment is attached hereto as Exhibit 99.1. Pursuant to the Amendment, the Class B-1 Certificates are subject to a call option at the time and subject to the terms described therein.

     Item 7.  Financial Statements; Pro Forma Financial Information and
     -----------------------------------------------------------------
     Exhibits.
     --------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

              99.1 Amendment No. 1, dated July 1, 2001 to the Pooling and Servicing Agreement, dated as of July 1, 2000, by and among GCA, GCFP, the Trustee, CHL and ABN.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GREENWICH CAPITAL ACCEPTANCE, INC.



                                           By: /s/ Prue Larocca
                                               ------------------------------
                                               Name:  /s/ Prue Larocca
                                               Title: Senior Vice President



Dated:  July 31, 2001

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.               Description
-----------               -----------


99.1 Amendment No. 1, dated as of July 1, 2001, to the Pooling and Servicing Agreement, dated as of July 1, 2000, by and among GCA, GCFP, the Trustee, CHL and ABN.



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